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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 23, 2002


                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
           DATED AS OF OCTOBER 1, 2002, PROVIDING FOR THE ISSUANCE OF
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-NC1)


                Mortgage Asset Securitization Transactions, Inc.
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             (Exact name of registrant as specified in its charter)
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           Delaware               333-98155                  06-1204982
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(State or Other Jurisdiction     (Commission             (I.R.S. Employer
of Incorporation)                File Number)            Identification Number)

         1285 Avenue of the Americas
         New York, New York 10019                               10019
(Address of Principal Executive Offices)                      (Zip Code)
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Registrant's telephone number, including area code: 212-713-2000


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                                       -2-

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.
                  ---------------------------------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                          Item 601(a) of
                          Regulation S-K
Exhibit No.               Exhibit No.                 Description
-----------               -----------                 -----------
1                             5.1                     Opinion and Consent of
                                                      Thacher Proffitt & Wood.




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                                   SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 23, 2002


                                                MORTGAGE ASSET SECURITIZATION
                                                TRANSACTIONS, INC.


                                                By:    /s/ Jack McCleary
                                                       -------------------------
                                                Name:  Jack Mcleary
                                                Title: Executive Vice President


                                                By:    /s/ Peter Ma
                                                       -------------------------
                                                Name:  Peter Ma
                                                Title: Director






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                                  EXHIBIT INDEX


                      Item 601 (a) of
                      Regulation S-K
Exhibit No.           Exhibit No.                Description
-----------           -----------                -----------
1                       5.1                      Opinion and Consent of Counsel